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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

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Date of Report (Date of earliest event reported): JUNE 9, 1998
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                           IBIS TECHNOLOGY CORPORATION
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             (Exact name of registrant as specified in its charter)

 MASSACHUSETTS                       0-23150                     04-2987600
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(State or other                    (Commission                 (IRS Employer
jurisdiction of                    File Number)              Identification No.)
incorporation)


     32 CHERRY HILL DRIVE, DANVERS, MASSACHUSETTS             01923
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       (Address of principal executive offices)             (Zip Code)


     Registrant's telephone number, including area code: (978) 777-4247
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ITEM 5.   OTHER EVENTS.

      On June 9, 1998, the Registrant publicly disseminated a press release announcing that it had completed the sale of two Ibis 1000 implanters to IBM Corporation in a transaction valued at approximately $8 million. The sale to IBM includes an equipment licensing and development agreement which gives IBM the right to a royalty-bearing, non-exclusive license to supplement Ibis' equipment manufacturing capacity. The purchase orders for the two implanters were previously disclosed in Ibis' press release dated March 5, 1998. The addition of these two new machines will bring IBM's installed base of Ibis 1000 implanters to a total of three. The information contained in the press release is incorporated herein by reference and filed as Exhibit 99.1 hereto.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibit.

    99.1     The Registrant's Press Release dated June 9, 1998.







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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             IBIS TECHNOLOGY CORPORATION
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                                             (Registrant)



Date: June 10, 1998                          /s/ Martin J. Reid
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                                             Martin J. Reid, President and
                                              Chief Executive Officer





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                                  EXHIBIT INDEX

Exhibit                                                Sequential
Number              Description                        Page Number
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99.1                The Registrant's Press Release          5
                    dated June 9, 1998














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